SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of November 20, 2025)

Name of the Fund

Equity Funds

Current Name	Prior Name

JPMorgan Diversified Fund – Class C Shares	JPMorgan Diversified Fund – Class C Shares

JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A

JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares

JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares

JPMorgan Developed International Value Fund – Class C Shares	JPMorgan International Value Fund – Class C Shares (name effective until 9/13/23)

JPMorgan U.S. GARP Equity Fund – Class C Shares[1]	JPMorgan Intrepid Growth Fund – Class C Shares

JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares

JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares

JPMorgan U.S. Equity Fund – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares

Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares

JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

Current Name	Prior Name

JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares

JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares

JPMorgan Research Market Neutral Fund – Class C Shares	JPMorgan Market Neutral Fund – Class C Shares (name effective until 2/28/10)

JPMorgan Mid Cap Equity Fund – Class C Shares	N/A

JPMorgan Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares and JPMorgan Diversified Mid Cap Growth Fund – Class C Shares (name effective until 6/27/09)

JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares

JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares

JPMorgan Value Advantage Fund – Class C Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A

JPMorgan U.S. Small Company Fund – Class C Shares	N/A

JPMorgan Hedged Equity Fund – Class C Shares	N/A

JPMorgan Equity Premium Income Fund – Class C Shares	N/A

JPMorgan U.S. Value Fund – Class C Shares	N/A

JPMorgan Hedged Equity 2 Fund – Class C Shares	N/A

JPMorgan Hedged Equity 3 Fund – Class C Shares	N/A

JPMorgan International Focus Fund – Class C Shares	N/A

JPMorgan Europe Dynamic Fund – Class C Shares	N/A

JPMorgan SMID Cap Equity Fund – Class C Shares	N/A

JPMorgan U.S. Sustainable Leaders Fund – Class C Shares	N/A

JPMorgan Small Cap Blend Fund – Class C Shares	N/A

[1]	To be liquidated and reorganized under the JPMorgan Fundamental Data Science Large Growth ETF on or about 2nd quarter 2026.

Fixed Income Funds

Current Name	Prior Name

JPMorgan California Tax Free Bond Fund – Class C Shares[2]	JPMorgan California Bond Fund – Class C Shares

JPMorgan Core Bond Fund – Class C Shares	One Group Bond Fund – Class C Shares

JPMorgan Core Plus Bond Fund – Class C Shares	One Group Income Bond Fund – Class C Shares

JPMorgan Corporate Bond Fund – Class C Shares	N/A

JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares

JPMorgan Floating Rate Income Fund – Class C Shares	N/A

JPMorgan Global Bond Opportunities Fund – Class C Shares	N/A

JPMorgan Government Bond Fund – Class C Shares	One Group Government Bond Fund – Class C Shares

JPMorgan High Yield Fund – Class C Shares	One Group High Yield Bond Fund – Class C Shares and JPMorgan High Yield Bond Fund – Class C Shares (name effective until 8/30/09)

JPMorgan Income Fund – Class C Shares	N/A

JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares

JPMorgan New York Tax Free Bond Fund – Class C Shares[3]	JPMorgan New York Intermediate Tax Free Income Fund – Class C Shares

JPMorgan Preferred and Income Securities Fund – Class C Shares[4]	N/A

JPMorgan Short Duration Bond Fund – Class C Shares	One Group Short-Term Bond Fund – Class C Shares

JPMorgan Short Duration Core Plus Fund – Class C Shares	N/A

JPMorgan Short-Intermediate Municipal Bond Fund – Class C Shares	One Group Short-Term Municipal Bond Fund – Class C Shares and JPMorgan Short Term Municipal Bond Fund – Class C Shares (name effective until 4/30/09)

JPMorgan Strategic Income Opportunities Fund – Class C Shares	N/A

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A

JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares

Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund – Class C Shares	One Group Investor Balanced Fund – Class C Shares

JPMorgan Investor Conservative Growth Fund – Class C Shares	One Group Investor Conservative Growth Fund – Class C Shares

JPMorgan Investor Growth & Income Fund – Class C Shares	One Group Investor Growth & Income Fund – Class C Shares

JPMorgan Investor Growth Fund – Class C Shares	One Group Investor Growth Fund – Class C Shares

[2]	To be liquidated and reorganized under the JPMorgan California Tax Free Bond ETF on or about 2nd quarter 2026.
[3]	To be liquidated and reorganized under the JPMorgan New York Tax Free Bond ETF on or about 2nd quarter 2026.
[4]	To be liquidated and reorganized under the JPMorgan Preferred and Income Securities ETF on or about 2nd quarter 2026.

JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2055 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2060 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2065 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2070 Fund – Class C Shares	N/A

Other Funds

Current Name	Prior Name

JPMorgan Global Allocation Fund – Class C Shares	JPMorgan Global Flexible Fund – Class C Shares (name effective until 2/17/11)

*  * * *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

Each on behalf of itself and each of its Funds

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Timothy J. Clemens	By:	/s/ Brian S. Shlissel
Name:	Timothy J. Clemens	Name:	Brian S. Shlissel
Title:	Treasurer	Title:	Managing Director